As filed with the Securities and Exchange Commission on February 22, 2006.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 21, 2006

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6523

(Commission File Number)

56-0906609

(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina

(Address of principal executive offices)

28255

(Zip Code)

704.386.8486

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 22, 2006, Bank of America Corporation (the “Registrant”) issued a press release that it will restate certain of its historical financial statements and other financial information for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005, the year ended December 31, 2004, including the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004, the year ended December 31, 2003, including the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003, and the years ended December 31, 2002 and December 31, 2001. Such quarterly periods were unaudited, and such annual periods were audited. The Registrant’s press release also includes revised unaudited financial information for the quarter and year ended December 31, 2005. These restatements and revisions relate to the accounting treatment for certain derivative transactions under the Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended (“SFAS 133”). As a result, the previously issued financial statements and previously announced financial information should no longer be relied upon. The Registrant expects to file the restated financial statements no later than March 16, 2006. Management’s disclosure on internal controls over financial reporting will indicate that it found a material weakness specific to certain aspects of the application of SFAS 133 at December 31, 2004. Management’s disclosure will also indicate that the weakness was remediated. A copy of the Registrant’s press release related to its revised financial results is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 4.02 (a). NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Restatement and non-reliance

On February 21, 2006, the Registrant concluded that it intends to restate certain of its historical financial statements and other financial information for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005, the year ended December 31, 2004, including the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004, the year ended December 31, 2003, including the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003, and the years ended December 31, 2002 and December 31, 2001. Such quarterly periods were unaudited, and such annual periods were audited. The Registrant also intends to revise the unaudited financial information for the quarter and year ended December 31, 2005.

On February 22, 2006, the Registrant issued a press release that it will restate certain of its historical financial statements and other financial information for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005, the year ended December 31, 2004, including the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004, the year ended December 31, 2003, including the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003, and the years ended December 31, 2002 and December 31, 2001. Such quarterly periods were unaudited, and such annual periods were audited. The Registrant’s press release also includes revised unaudited financial information for the quarter and year ended December 31, 2005. These restatements and revisions relate to the accounting treatment for certain derivative transactions under

SFAS No. 133. As a result, the previously issued financial statements and previously announced financial information should no longer be relied upon. The Registrant expects to file the restated financial statements no later than March 16, 2006. Management’s disclosure on internal controls over financial reporting will indicate that it found a material weakness specific to certain aspects of the application of SFAS 133 at December 31, 2004. Management’s disclosure will also indicate that the weakness was remediated. A copy of the Registrant’s press release related to its revised financial results is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The Audit Committee of the Registrant’s Board of Directors has discussed the matters disclosed in this Current Report on Form 8-K with PricewaterhouseCoopers LLP, the Registrant’s independent registered public accounting firm.

ITEM 7.01. REGULATION FD DISCLOSURE.

On February 22, 2006, the Registrant issued a press release that it will restate certain of its historical financial statements and other financial information for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005, the year ended December 31, 2004, including the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004, the year ended December 31, 2003, including the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003, and the years ended December 31, 2002 and December 31, 2001. Such quarterly periods were unaudited, and such annual periods were audited. The Registrant’s press release also includes revised unaudited financial information for the quarter and year ended December 31, 2005. These restatements and revisions relate to the accounting treatment for certain derivative transactions under SFAS No. 133. As a result, the previously issued financial statements and previously announced information should no longer be relied upon. The Registrant expects to file the restated financial statements no later than March 16, 2006. Management’s disclosure on internal controls over financial reporting will indicate that it found a material weakness specific to certain aspects of the application of SFAS 133 at December 31, 2004. Management’s disclosure will also indicate that the weakness was remediated. A copy of the press release is attached hereto as Exhibit 99.1. The information in the proceeding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.
99.1	Press Release dated February 22, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Neil A. Cotty
Neil A. Cotty
Chief Accounting Officer

Dated: February 22, 2006

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated February 22, 2006